UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2019

LANNETT COMPANY, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NO. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA  19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD Disclosure

On September 24, 2019, Lannett Company, Inc. (the “Company”) issued a press release announcing its intention to offer $75,000,000 aggregate principal amount of convertible senior notes due 2026 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.  The Company also intends to grant the initial purchaser of the Notes a 30-day option to purchase up to an additional $11,250,000 aggregate principal amount of the Notes. In connection with the pricing of the Notes, the Company expects to enter into a capped call transaction with an affiliate of the initial purchaser. A copy of the press release announcing the proposed offering of the Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As discussed in the attached press release, in connection with the offering of the Notes, the Company expects to use the proceeds from the offering to reduce outstanding borrowings under the Company’s existing Term Loan A under its existing senior credit facility and pay the costs of the Notes offering and the capped call transaction.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The disclosure in Item 7.01 of this Form 8-K contains certain statements of a forward-looking nature relating to future events or future business performance. Any such statement, including, but not limited to, the proposed offering of the Notes, the anticipated terms of the Notes, the expected use of the net proceeds from this transaction, whether expressed or implied, is subject to market and other conditions, and subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated due to a number of factors which include, but are not limited to, the risk factors discussed in the Company’s Form 10-K for the fiscal year ended June 30, 2019 and other documents filed with the Securities and Exchange Commission from time to time. These forward-looking statements represent the Company’s judgment as of the date of this filing. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01        Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	September 24, 2019 Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANNETT COMPANY

By:	/s/ Samuel H. Israel
Chief Legal Officer and General Counsel
Date: September 24, 2019

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